UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

 Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 9, 2024 (Date of earliest event reported)

 Arisz Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41078	87-1807866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o MSQ Ventures

12 East 49th Street, 17th Floor

New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (919) 699-9827

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARIZ	The Nasdaq Stock Market LLC

Warrants	ARIZW	The Nasdaq Stock Market LLC

Rights	ARIZR	The Nasdaq Stock Market LLC

Units	ARIZU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Extension of Business Combination Period to March 22, 2024

As previously disclosed, on February 5, 2024, Arisz Acquisition Corp. (“Arisz”) held an anual meeting of stockholders to consider, among other things, proposals to amend Arisz’s amended and restated certificate of incorporation in order to extend the time Arisz has to complete its initial business combination up to nine (9) times, with each extension allowing for an additional one (1) month period, from February 22, 2024 to November 24, 2024, provided that Arisz contributes to the trust account established at the closing of Arisz’s initial public offering for the benefit of its public stockholders (the “Trust Account”) the amount of $120,000 for each one-month extension, paid on a month-to-month and as-needed basis. At the meeting, the requisite number of stockholders voted in favor of these proposals.

Also, as previously disclosed, in connection with the February 5, 2024 annual meeting, 777,050 shares of Common Stock were tendered for redemption. As a result, approximately $8.59 million (approximately $11.05 per share) was removed from Arisz’s Trust Account to pay such holders, taking into account additional allocation of payments to cover certain tax obligations of Arisz. Following redemptions, Arisz has 4,378,704 shares of Common Stock outstanding, and approximately $26.3 million in the Trust Account.

On February 9, 2024, Arisz received notice from its sponsor, Arisz Investment LLC (the “Sponsor”), that it was extending the time available to Arisz to consummate its initial business combination from February 22, 2024 to March 22, 2024 (the “February 2024 Extension”). In connection with the February 2024 Extension, on February 16, 2024, the Sponsor deposited $120,000 into the Trust Account, on behalf of Arisz, thereby extending the period of time for Arisz to consummate a business combination to March 22, 2024.

Arisz issued the release distributed herewith on February 16, 2024. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Arisz and the BitFuFu to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of the BitFuFu or Arisz; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Arisz’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of BitFuFu to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in the Prospectus dated November 17, 2021 relating Arisz’s initial public offering and in the Registration Statement and proxy statement that will be filed with the SEC by Arisz and/or its subsidiary in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Arisz, BitFuFu and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Arisz and and/or its subsidiary has filed and may file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form F-4 and a proxy statement (the “Registration Statement”). The proxy statement and a proxy card have been mailed to stockholders as of a record date to be established for voting at the stockholders’ meeting of Arisz stockholders relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from Arisz. The Registration Statement and proxy statement may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Arisz at 199 Water Street, 31st Floor, New York, NY 10038. INVESTORS AND SECURITY HOLDERS OF ARISZ ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT ARISZ WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARISZ, BITFUFU AND THE TRANSACTIONS.

Participants in Solicitation

Arisz, BitFuFu and certain shareholders of Arisz, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Arisz common stock in respect of the proposed transaction. Information about Arisz’s directors and executive officers and their ownership of Arisz common stock is set forth in the Prospectus dated November 17, 2021 and filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Arisz or BitFuFu, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2024	ARISZ ACQUISITION CORP.

	By:	/s/ Fang Hindle-Yang
	Name:	Fang Hindle-Yang
	Title:	Chief Executive Officer

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